                                                                    Exhibit 99.1



                        AMENDMENT NO. 3 TO LOAN AGREEMENT

       THIS AMENDMENT NO. 3 TO LOAN AGREEMENT (this "Amendment") is entered into as of March 26, 2002 with reference to the Loan Agreement dated as of March 3, 1999 (as amended, modified or supplemented prior to the date hereof, the "Loan Agreement"), among The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), The Mohegan Tribal Gaming Authority, a governmental instrumentality of the Tribe (the "Borrower"), the Lenders referred to therein, and Bank of America, N.A. as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. The Borrower, the Tribe and the Administrative Agent, acting with the unanimous consent of the Lenders in accordance with Section 13.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

              1. Reduction of the Commitment. Effective March 26, 2002, the Commitment is reduced to $400,000,000.

              2. Amendment to Section 1.1 - Modification of Reduction Dates and Amounts. Section 1.1 of the Loan Agreement is hereby amended so that the following definitions read in full as follows:

         "Reduction Amount" means, in respect of each Reduction Date, $50,000,000.

         "Reduction Date" means each Quarterly Payment Date beginning on September 30, 2002.

              3. Representations and Warranties. The Tribe and the Borrower represent and warrant to the Administrative Agent and the Lenders that:

              (a) Each of the Tribe and Borrower has all necessary power and has taken all action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be (including without limitation all required action of the Tribe's Tribal Council and the Management Board of Borrower).

              (b) Giving effect to the execution and delivery of this Amendment and the instruments, documents and agreements referred to herein, and to the consummation of the transactions contemplated hereby and thereby, no Event of Default under the Loan Agreement has occurred and remains continuing; and

              (c) Each of the representations and warranties set forth in Articles 4 and 5 of the Loan Agreement, as amended hereby, are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

              4. Conditions; Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

              (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Tribe and Borrower; and

              (b) The Administrative Agent shall have received written consents hereto from each of the Lenders substantially in the form of Exhibit A hereto.

              5. No Waiver. The waivers and consents contained in this Amendment are limited to the matters expressed herein and do not constitute, nor should they be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents.

              6. Effectiveness of the Loan Agreement. Except as hereby expressly amended, the Loan Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

              7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

THE MOHEGAN TRIBAL GAMING AUTHORITY

By:      /s/ Jeffrey E. Hartmann
    -------------------------------------------------

Title: Executive Vice President/Chief Financial Officer

THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT


By:      /s/ Mark F. Brown
    -------------------------------------------------
                             Tribal Council Chairman

BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent

By:      /s/ Janice Hammond
    -------------------------------------------------
         Janice Hammond, Vice President